UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 22, 2007

                           WATCHIT TECHNOLOGIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                    000-21956
                             ----------------------
                            (Commission File Number)

             NEVADA                                              74-1613155
 ------------------------------                              -----------------
(State or other jurisdiction of                             (IRS Employee
 incorporation or organization)                              Identification No.)

      1 Town Square Boulevard, Suite 347, Asheville, North Carolina, 28803
                     --------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (828) 681-8805



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.



     Effective August 22, 2007, the registrant entered into an agreement to acquire all of the Membership Interest owned by the members, licensing rights, intellectual properties, and software assets of Digital Fusion Television, LLC., making Digital Fusion Television, LLC, a wholly owned subsidiary of WatchIt Technologies, Inc., in exchange for Eight Hundred Thousand (800,000) shares of Series A Preferred stock in WatchIt Technologies, Inc. These Series A Preferred shares shall be subject to restrictions under the Securities Act of 1933. The registrant's Board of Directors approved this acquisition on September 28, 2007. This agreement shall close no later than September 30, 2007, and is attached as an Exhibit.



     Effective August 22, 2007, the registrant entered into an agreement to acquire all of the Common Stock owned by the Shareholders of BMA Partners, LLC, making BMA Partners, LLC, a wholly owned subsidiary of WatchIt Technologies, Inc., in exchange for Eight Hundred Thousand (800,000) shares of Series A Preferred stock in WatchIt Technologies, Inc. These Series A Preferred shares shall be subject to restrictions under the Securities Act of 1933. The registrant's Board of Directors approved this acquisition on September 28, 2007. This agreement shall close no later than September 30, 2007, and is attached as an Exhibit.



     Effective September 28, 2007, the registrant entered into an agreement whereby Scenic Marketing Group, LLC. will retire $200,000. in debt in exchange for Four Hundred Thousand (400,000) shares of Series A Preferred stock in WatchIt Technologies, Inc. These Series A Preferred shares shall be subject to restrictions under the Securities Act of 1933. The registrant's Board of Directors approved this action on September 28, 2007.





ITEM 9.01  EXHIBITS

Exhibit No.         Description
-----------         -----------

9.1 Acquisition Agreement between Digital Fusion Television, LLC and WatchIt Technologies, Inc.

9.2                 Acquisition Agreement between BMA Partners, LLC and WatchIt
                    Technologies, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WatchIt Technologies, Inc.

 Dated:  September 28, 2007                 By:  /s/  FRANK A. MOODY, II
                                               --------------------------------
                                                      FRANK A. MOODY, II
                                                      Chief Executive Officer